EXHIBIT 10(i)(1)
KEYBANK NATIONAL ASSOCIATION
CONFIRMATION

To:	CORE MOLDING TECHNOLOGIES, INC.

800 MANOR PARK DR.
COLUMBUS, OH 43228

Attn:	HERMAN DICK
Fax:	hfdjr@coremt.com

Duplicate
Confirm to:	614-870-4027 MICHAEL DEL REGNO
Client ID:	1000351556~BOWEN

From:	KEYBANK NATIONAL ASSOCIATION
Date:	18-Dec-08
Our Ref:	225536/225536
The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between KEYBANK NATIONAL ASSOCIATION and CORE MOLDING TECHNOLOGIES, INC. on the Trade Date Specified below (the “Swap Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the Swap Agreement specified below.
1.	The definitions and provisions contained in the 2000 ISDA Definitions (the “Definition”) as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) and amended from time to time, are incorporated into this Confirmation.
     If you and we are parties to an ISDA Master Agreement as published by ISDA and the Schedule to such agreement that sets forth the general terms and conditions applicable to Swap Transactions between us (a “Swap Agreement”), this Confirmation supplements, forms a part of, and is subject to, such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will be a complete valid legal binding agreement between us as supplemented by the general terms and conditions set forth in the standard form ISDA Master Agreement copyright 1992 by ISDA (“standard ISDA form”). All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Swap Agreement or the standard ISDA form if a Swap Agreement has not been entered into between us, this Confirmation will govern.
     This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Swap Agreement.
2.	This Confirmation constitutes a Rate Swap Transaction under the Swap Agreement and the terms of the Rate Swap Transaction to which this Confirmation relates are as follows:

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CORE MOLDING TECHNOLOGIES, INC.
Our Ref: 225536/225536

Notional Amount:	$12,000,000.00 USD Amortizing by $142,857.14 per month

Trade Date:	18-Dec-08

Effective Date:	01-May-09

Termination Date:	01-May-16

Fixed Amounts:
Fixed Rate Payer:	CORE MOLDING TECHNOLOGIES, INC.

Fixed Rate Payer Payment Dates:	Commencing 01-Jun-09 and monthly thereafter on the 1st calendar day of the month up to and including the Termination Date, subject to adjustment in accordance with Following Business Day Convention.

Period End Dates:	Monthly on the 1st commencing 01-Jun-09 subject to the No Adjustment.

Fixed Rate:	2.29500%

Fixed Rate Day
Count Fraction:	Act/360

Floating Amounts:
Floating Rate Payer:	KEYBANK NATIONAL ASSOCIATION

Floating Rate Payer
Payment Dates:	Commencing 01-Jun-09 and monthly thereafter on the 1st
Calendar day of the month up to and including the
Termination Date, subject to adjustment in accordance with
Following Business Day Convention.

Period End Dates:	Monthly on the 1st commencing 01-Jun-09 subject to the No
Adjustment.

Floating Rate for Initial Calculation Period Including Spread:	To Be Determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1-Month

Spread:	None

Floating Rate Day
Count Fraction:	Act/360

Reset Dates:	The first day of each Floating Rate Payer Calculation Period.

CORE MOLDING TECHNOLOGIS, INC.
Our Ref: 225536/225536

Calculation Agent:	KEYBANK NATIONAL ASSOCIATION

Business Days:	London and New York

Other Terms
And Conditions:	None

Payment Method:	CHECKING ACCOUNT

Please pay us at:	KEYBANK NATIONAL ASSOCIATION
WE DEBIT YOUR CHECKING A/C #014511004013

We will pay you at:	KEYBANK NATIONAL ASSOCIATION
WE CREDIT YOUR CHECKING A/C #014511004013
Please confirm the forgoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.
Regards,
KEYBANK NATIONAL ASSOCIATION
/s/ Margaret A. Valencik
Name: Margaret A. Valencik
Title:
Accepted and Confirmed as
of the Trade Date
CORE MOLDING TECHNOLOGIES, INC.

/s/ Herman F. Dick, Jr. Name: Herman F. Dick, Jr.
Title: Vice President, Secretary, Treasurer and CFO

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